EXHIBIT 10.10

                 CONFIRMATION FOR U.S. DOLLAR INTEREST RATE SWAP
                     TRANSACTION UNDER 1992 MASTER AGREEMENT

Date:     December 21, 2006              Our ref:  99500954

To:       J.P. Morgan Chase Commercial   From:     JPMorgan Chase Bank, N.A.
          Mortgage Securities Trust                270 Park Avenue
          2006-LDP9                                6th Floor
          c/o LaSalle Bank National                New York, New York  10017
          Association
          135 South LaSalle Street,
          Suite 1625
          Chicago, Illinois 60603

Attn:     Global Securities and Trust    Contact:  Andrew Taylor
          Services, J.P. Morgan Chase
          Commercial Mortgage
          Securities Trust 2006-LDP9

Fax No:   (312) 904-1085                 Fax No:   (212) 834-6598
                                         Tel No:   (212) 834-3813

Dear Sir/Madam,

            The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9 and JPMorgan Chase Bank, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

            The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Definitions or the Trust Agreement referred to below under "Credit Support Documents."

            This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (including the Schedule thereto) dated as of December 21, 2006, as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

            In this Confirmation "Party A" means JPMorgan Chase Bank, N.A. and "Party B" means J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9 (the trust established pursuant to the Trust Agreement, as defined herein).

The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:         For each Calculation Period, the
                                 Certificate Balance (as defined in the
                                 Trust Agreement) of the Commercial
                                 Mortgage Pass-Through Certificates,
                                 Series 2006-LDP9, Class A-2SFL Regular
                                 Interest, issued by Party B under the
                                 Trust Agreement, as of the close of
                                 business on the Distribution Date (as
                                 defined in the Trust Agreement) occurring
                                 in such Calculation Period, except that
                                 the Notional Amount for the Initial
                                 Calculation Period shall be the Original
                                 Certificate Balance (as defined in the
                                 Trust Agreement) of the Commercial
                                 Mortgage Pass-Through Certificates,
                                 Series 2006-LDP9, Class A-2SFL Regular
                                 Interest. For the avoidance of doubt, on
                                 the Effective Date, the Notional Amount
                                 is equal to $200,000,000.
      Trade Date:              December 21, 2006
      Effective Date:          December 21, 2006
      Termination Date:        The earlier of: (a) the Rated Final
                                 Distribution Date (as defined in the
                                 Trust Agreement) in May of 2047; or (b)
                                 the date when the Notional Amount
                                 hereunder has been reduced to zero, in
                                 each case subject to adjustment in
                                 accordance with the Following Business
                                 Day Convention.
      Initial Accrual
        Interest Payment
        by Party A to          $576,333.33, to be paid on the Effective
        Party B:                 Date.
      Initial Up-front
        Payment by Party
        B to Party A:          $7,600.00, to be paid on the Effective Date.

      Fixed Amounts:
      Fixed Rate Payer:        Party B
      Fixed Rate Payer         The related Distribution Date, beginning on
        Payment Dates:           January 15, 2007 and ending on the
                                 Termination Date.
      Fixed Rate:              5.1870% per annum
      Fixed Rate Day           30/360 (without regard to the date of the
        Count Fraction:          first day or last day of the Calculation
                                 Period).
      Initial Fixed Rate       From and including December 1, 2006,
        Calculation              through and including December 31, 2006.
        Period:
      Fixed Amount:            For each Payment Date in respect of a
                                 Calculation Period, the lesser of: (1)
                                 the product of (a) the Fixed Rate, (b)
                                 the Fixed Rate Day Count Fraction and (c)
                                 the Notional Amount for such Calculation
                                 Period (the "Regular Fixed Amount"); or
                                 (2) the amount of funds available for
                                 such payment under the Trust Agreement
                                 (the "Available Fixed Amount").
      Fixed Rate Payer         The first day of each calendar month (with
        Period End               no adjustments).
        Dates:
      Fixed Rate Payer         For each Payment Date, the period from and
        Delayed Payment:         including the immediately preceding
                                 Period End Date to, but excluding, such
                                 Payment Date.
      Fixed Rate               For each Payment Date, the calendar month
        Calculation              preceding such Payment Date during the
        Period:                  Term of this Swap Transaction.
      Additional Fixed         For any Payment Date, the amount of any
        Amount:                  Yield Maintenance Charges (as defined in
                                 the Trust Agreement) paid in respect of the Class A-2SFL Regular Interest on the related
                                 Distribution Date under the Trust Agreement.

      Floating Amounts:
      Floating Rate Payer:     Party A
      Floating Rate Payer      The Business Day prior to the related
        Payment Dates:           Distribution Date, beginning on January
                                 12, 2007 and ending on the Termination
                                 Date.
      Floating Rate for        LIBOR plus the Spread.
        Initial
        Calculation
        Period:
      Floating Rate            LIBOR, as defined and calculated under the
        Option:                  Trust Agreement; provided that for the
                                 Initial Floating Rate Calculation Period,
                                 the Floating Rate Option should be
                                 5.3500%.
      Spread:                  0.1200%
      Floating Rate Day        Actual/360
        Count Fraction:
      Floating Rate            For each Payment Date, the period from and
        Calculation              including the Distribution Date in the
        Period:                  preceding calendar month (or the Closing
                                 Date (as defined in the Trust Agreement), in
                                 the case of the Initial Floating Rate
                                 Calculation Period), to, but excluding, the
                                 related Distribution Date, except that the
                                 final Calculation Period will end on, but
                                 exclude, the Termination Date.
      Initial Floating         From and including the Closing Date to, but
        Rate Calculation         excluding, January 15, 2007.
        Period:
      Floating Amount:         For each Payment Date in respect of a
                                 Calculation Period, the lesser of: (1) an
                                 amount equal to the product of (a) the
                                 Floating Rate, (b) the Floating Rate Day
                                 Count Fraction and (c) the Notional
                                 Amount for such Calculation Period (the
                                 "Regular Floating Amount"); or (2) an
                                 amount equal to (a) the Regular Floating
                                 Amount minus (b) the excess of (i) the
                                 Regular Fixed Amount for such Payment
                                 Date over (ii) the Available Fixed Amount.
      Business Days:           As defined in the Trust Agreement.
      Calculation Agent:       Party B
      Other:                   For the avoidance of doubt, for purposes of
                                 Section 2(c) of the Agreement, any amounts payable by the Floating Rate Payer on a Floating Rate Payer Payment Date, and by the
                                 Fixed Rate Payer on the related Fixed Rate
                                 Payer Payment Date, shall be netted even though such dates may be different, and the party with the larger aggregate amount shall make the net payment on the related Payment Date.

Recording of Conversations

            Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

        Credit Support          With respect to Party B, the Pooling and
          Documents:              Servicing Agreement, dated as of December
                                  1, 2006, among J.P. Morgan Chase
                                  Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, Inc., as master servicer No. 1, Capmark Finance
                                  Inc., as master servicer No. 2, Wachovia
                                  Bank, National Association, as master
                                  servicer No. 3, LNR Partners, Inc., as
                                  special servicer, LaSalle Bank National
                                  Association, as trustee, and Wells Fargo
                                  Bank, N.A., as paying agent, as amended, modified, supplemented, restated or replaced from time to time (the "Trust
                                  Agreement").

        Account Details:
        Account for             Name: JPMorgan Chase Bank, N.A.
          payments to           City: New York
          Party A:              ABA: 021-000-021
                                Acct #: 999-97-341
                                Attn: Balance Guaranty
        Account for             Name: Wells Fargo Bank, N.A., as Paying
          payments to             Agent
          Party B:
                                ABA: 121-000-248
                                for credit to SAS Clearing 3970771416,
                                for further credit to A/C # 50976100
                                JPM 2006-LDP9 Attn: CMBS

      6 Offices:
        The Office of
          Party A for this
          Transaction is:       New York, NY
        The Office of
          Party B for this
          Transaction is:       Chicago, IL
            Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Andrew Taylor (fax no. (212) 834-6598).

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Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

JPMorgan Chase Bank, N.A.                Accepted and confirmed as of the date
                                         first written:

                                         J.P. Morgan Chase Commercial Mortgage
By: /s/ Andrew B. Taylor                 Securities Trust 2006-LDP9
----------------------------------
    Name: Andrew B. Taylor
    Title: Vice President                By: LaSalle Bank National Association,
                                         not in its individual capacity, but
                                         solely as Trustee

                                         By: /s/ Andy Streepey
                                            ------------------------------------
                                            Name: Andy Streepey
                                            Title: Assistant Vice President